RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Michael Carr
Perkins Coie LLP
1111 West Jefferson Street, Suite 500
Boise, ID 83702

(Space Above For Recorder's Use)

FIRST AMENDMENT TO ROYALTY AGREEMENT

THIS FIRST AMENDMENT TO ROYALTY AGREEMENT dated as of December 12, 2024 (this "**Amendment**") is made with respect to that certain Royalty Agreement dated June 23, 2023 and recorded on June 23, 2023 as Shoshone County, Idaho Instrument No. 518407, incorporated herein by reference (the "**Royalty Agreement**") between SPROTT PRIVATE RESOURCE STREAMING AND ROYALTY (US COLLECTOR), LP, a limited partnership formed and existing under the laws of Delaware, as grantee and royalty holder, whose address is 300 Delaware Avenue, Suite 270, Wilmington, New Castle County, Delaware, SILVER VALLEY METALS CORP., a corporation incorporated under the laws of Idaho, as grantor, whose address is 1 Mine Road., Kellogg, Idaho 83837, and BUNKER HILL MINING CORP., a corporation incorporated under the laws of Nevada, as parent and guarantor, whose address is 82 Richmond St. East, Toronto, Ontario M5C 1P1. Capitalized terms used, but not otherwise defined herein, shall have the meaning set forth in the Royalty Agreement.

RECITALS:

A. Since the effective date of the Royalty Agreement, the Grantor has acquired additional Real Property.

B. It is a condition of the Royalty Agreement that additional Real Property acquired by Grantor be subject to the Royalty Agreement.

C. The Parties desire to amend the Royalty Agreement, pursuant to Section 12.3 of the Royalty Agreement, as set forth herein.

NOW THEREFORE in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties mutually agree as follows:

1 Schedule F-1 is hereby amended to include the additional surface and mineral parcels acquired from Northern Enterprises, Inc., an Idaho Corporation, as described in the Warranty Deed dated February 23, 2022, and signed and recorded on March 2, 2022, as

Shoshone County, Idaho Instrument No. 512783, incorporated herein by reference and described in Exhibit A, which is attached hereto and incorporated herein by reference.

2 Except as set forth herein, all of the terms and conditions of the Royalty Agreement, as amended, shall remain in full force and effect and are hereby ratified and affirmed.

3 This Amendment may be executed as counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Signature pages may be removed from a counterpart original and attached to one instrument, which may be recorded.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF this Amendment has been executed as of the date first above given.

SPROTT PRIVATE RESOURCE STREAMING AND ROYALTY (US COLLECTOR), LP, by its general partner, **SPROTT PRIVATE RESOURCE STREAMING AND ROYALTY (US GP), LLC**

By: ______________________________

Name: Thomas Ulrich
Title: Manager

STATE OF CONNECTICUT)
) ss.
County of ____________)

This record was acknowledged before me on December ___, 2024 by Thomas Ulrich as Manager (type of authority) of Sprott Private Resource Streaming and Royalty (US GP), LLC on behalf of the partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____
NOTARY PUBLIC FOR CONNECTICUT

Residing at ______________________________

My Commission Expires ____________________

SILVER VALLEY METALS CORP.

By: ______________________
Name: Sam Ash
Title: President

BUNKER HILL MINING CORP.

By: ______________________
Name: Sam Ash
Title: Chief Executive Officer

STATE OF IDAHO)
) ss.
County of Shoshone)

This record was acknowledged before me on December 12, 2024 by Sam Ash as President (type of authority) of SILVER VALLEY METALS CORP. on behalf of the corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

STACY A. TILSON
Notary Public - State of Idaho
Commission Number 28886
My Commission Expires 03-25-2025

NOTARY PUBLIC FOR IDAHO
Residing at Cataldo ID
My Commission Expires 3/25/2025

STATE OF IDAHO)
) ss.
County of Shoshone)

This record was acknowledged before me on December 12, 2024 by Sam Ash as Chief Executive Officer (type of authority) of BUNKER HILL MINING CORP. on behalf of the corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

STACY A. TILSON
Notary Public - State of Idaho
Commission Number 28886
My Commission Expires 03-25-2025

NOTARY PUBLIC FOR IDAHO
Residing at Cataldo ID
My Commission Expires 3/25/2025

170338371.3

EXHIBIT A

SCHEDULE F-1

SURFACE AND MINERAL PARCELS

Schedule F-1 of the Royalty Agreement is amended to add the real property in the County of Shoshone, State of Idaho, described as follows:

PARCEL 40:

Blue Bird and Maple, M.S. 1229 Patented Mining Claims situated in Yreka Mining District in Sections 11, 12, 13 and 14, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds, at page 580, records of Shoshone County, State of Idaho.

EXCEPT: Any portion of M.S. 1229 conveyed to Idaho Forest Industries by deed recorded March 4, 1991 as Instrument No.; 346474, records of Shoshone County, State of Idaho.

PARCEL 41:

Butternut and Homestake, M.S. 1916 Patented Mining Claims situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 38, Deeds, at page 434, records of Shoshone County, State of Idaho.

EXCEPT: Any portion of M.S. 1916 conveyed to Idaho Forest Industries by deed recorded March 4, 1991 as Instrument No. 346474, records of Shoshone County, State of Idaho.

PARCEL 42:

Hickory and Spruce Fraction, M.S. 2432 Patented Mining Claims situated in Yreka Mining District in Sections 12 and 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 253, records of Shoshone County, State of Idaho.

PARCEL 43:

Tyler, M.S. 546 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 34, Deeds, at page 382, records of Shoshone County, State of Idaho.

PARCEL 44:

Emma, M.S. 550 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded as Instrument No. 209775, records of Shoshone County, State of Idaho.

PARCEL 45:

Last Chance, M.S. 551 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 1, Deeds, at page 433, records of Shoshone County, State of Idaho.

PARCEL 46:

Republican Fraction, M.S. 959 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Parent recorded in Book A, Patents, at page 316, records of Shoshone County, State of Idaho.

PARCEL 47:

Hornet, M.S. 1325 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 607, records of Shoshone County, State of Idaho.

PARCEL 48:

Sampson, M.S. 1328 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 196, records of Shoshone County, State of Idaho.

PARCEL 49:

Stemwinder, M.S. 1830 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 38, Deeds, at page 437, records of Shoshone County, State of Idaho.

PARCEL 50:

Utah, M.S. 1882 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 415, records of Shoshone County, State of Idaho.

PARCEL 51:

Hawk, Idaho and Washington, M.S. 2072 Patented Mining Claims situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 35, Deeds, at page 459, records of Shoshone County, State of Idaho.

PARCEL 52:

Helen Marr, M.S. 2452 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 41, Deeds, at page 415, records of Shoshone County, State of Idaho.

PARCEL 53:

Brady, M.S. 2584 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 135, records of Shoshone County, State of Idaho.

PARCEL 54:

Boer and Grant, M.S. 2599 Patented Mining Claims situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 45, Deeds, at page 27, records of Shoshone County, State of Idaho.
EXCEPT: That portion of Grant, M.S. 2599 which is in conflict with the Kirby Fraction, M.S. 2654 Patented Mining Claim situated in Yreka Mining District in Section 12, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho.

PARCEL 55:

Lackawanna, M.S. 614 Patented Mining Claim situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 6, Deeds, at page 260, records of Shoshone County, State of Idaho.

PARCEL 56:

East and Sullivan Extension, M.S. 1228 Patented Mining Claims situated in Yreka Mining District in Section 13, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 20, Deeds, at page 572, records of Shoshone County, State of Idaho.

PARCEL 57:

Real property in the County of Shoshone, State of Idaho, described as follows:

Being a tract of land situated in the Southeast ¼ of the Northeast ¼ of Section 1, Township 48 North, Range 2 East, B.M., more particularly described as follows:

Beginning at a point on the southerly right of way of McKinley Avenue whence the East ¼ corner of Section 1 bears South 53° 22'13" East, a distance of 1318.27 feet; thence

South 23°04'59" West, a distance of 487.64 feet; thence
South 61°03'11" East, a distance of 644.85 feet; thence
North 31°43'07" East, a distance of 271.88 feet; thence
North 27°17'34" East, a distance of 90.00 feet; thence
North 01°10'02" East, a distance of 94.54 feet; thence
North 65°13'58" West, a distance of 207.15 feet; thence
North 66°45'00" West, a distance of 416.56 feet; thence
North 23°04'50" East, a distance of 104.13 feet to a point on the southerly right of way of McKinley Avenue; thence

North 74°36'24" West, a distance of 30.27 feet, to the point of beginning. Sometimes referred to as the Rock House parcel.